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Exhibit 10.18

Water Pik Technologies, Inc.
Broad-Based Stock Option Plan

        1.    Purpose of the Plan

        The purpose of the Water Pik Technologies, Inc. Broad-Based Stock Option Plan (the "Plan") is to promote the interest of Water Pik Technologies, Inc. (the "Company") and its subsidiaries (the "Subsidiaries") by providing a vehicle under which the Company can offer to eligible employees the opportunity to obtain equity interests in the Company, thereby increasing employee ownership of Company stock, better enabling the Company to recruit and retain top talent and allowing eligible employees to share in the benefits of future growth in the value of the Company that they help to create.

        2.    Administration

        The Plan shall be administered by the Personnel and Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall have the sole and absolute power, authority and discretion to interpret the Plan, to prescribe, amend and rescind rules and regulations to further the purposes of the Plan, and to make all other determinations necessary for the administration of the Plan. All such actions by the Committee shall be final and binding. To the extent permitted by law, members of the Committee shall be indemnified and held harmless by the Company with respect to any loss, cost, liability or expense that may be reasonably incurred in connection with any claim, action, suit or proceeding which arises by reason of any act or omission under the Plan so long as such act or omission is taken in good faith and within the scope of the authority delegated herein. The Committee may, subject to compliance with applicable legal requirements, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In the event of any such delegation of authority, references in the Plan to the Committee shall be deemed to refer to the delegate of the Committee.

        3.    Nonqualified Stock Options

        Awards under the Plan shall be in the form of non-qualified stock options ("Options"), i.e., stock options which do not qualify as "incentive stock options" within the meaning of Section 422 or any successor provision of the Internal Revenue Code of 1986, as amended (the "Code"). Each Option award shall be evidenced by a written award agreement or notice in such form as the Committee shall approve from time to time.

        4.    Shares Subject to the Plan

        The total number of shares authorized to be issued under the Plan shall equal 5% of the outstanding shares of the Common Stock of the Company (the "Common Stock") immediately following the effective date of the Plan. If the number of outstanding shares of Common Stock is increased after the effective date of the Plan, the total number of shares available under the Plan will be increased by 5% of such increase. If any Option shall cease to be exercisable in whole or in part for any reason, the shares which were covered by such Option but as to which the Option had not been exercised shall again be available under the Plan. Shares issuable under the Plan shall be made available from authorized and unissued or reacquired Common Stock.

        5.    Participants; Option Awards

          (a)    Initial Grants.    As of a date approved by the Committee as the implementation date for the Plan (the "Initial Effective Date"), a one-time award of Options will be granted to each full-time employee of the Company and its Subsidiaries, other than any such employee who is an executive officer or director of the Company. Notwithstanding the foregoing, only persons who are residents of the United States or Canada shall be eligible to receive grants under the Plan. Employees covered by a collective bargaining agreement (as defined by the Secretary of Labor) between employees' representatives and the Company are not eligible to receive grants under the Plan if the benefits provided hereunder were the subject of good faith bargaining between such employees' representatives and the Company and such collective bargaining agreement does not provide for grants to be made to such employees under the Plan. As of the Initial Effective Date, each eligible employee shall receive an Option for such number of shares of Common Stock as the Committee shall determine based upon such eligible employee's position within the Company and its Subsidiaries. Employees who are hired after the Initial Effective Date or who are not otherwise eligible to receive the initial grant of Options will participate in the Plan only if and to the extent that the Committee decides (i) to issue converted Options under Section 5(b), or (ii) to make additional Option grants after the Initial Effective Date pursuant to Section 5(c) and the employee is eligible to participate in such additional grants under the eligibility criteria established by the Committee with respect to such grants.

          (b)    Converted Options.    Pursuant to the terms of an Employee Benefits Agreement between the Company and Allegheny Teledyne Incorporated ("ATI"), dated November 29, 1999 (the "Employee Benefits Agreement"), the Committee may, in its discretion, issue Options under the Plan in substitution of certain stock options held by eligible employees of the Company for the purchase of ATI common stock, which options were issued under the Allegheny Teledyne Incorporated 1996 Incentive Plan or a similar stock compensation plan maintained by ATI or one of its subsidiaries. The Committee will determine the applicable terms and conditions of such converted options according to the provisions of the Employee Benefits Agreement or otherwise in its discretion.

          (c)    Additional Grants.    The Committee may, but shall not be obligated to, make Option grants under the Plan in addition to those described in Section 5(a). The Committee shall determine and designate from time to time those employees of the Company and the Subsidiaries who shall be awarded such additional Option grants under the Plan and the number of shares of Common Stock to be covered by each such Option. In making its determinations, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

        6.    Fair Market Value

        For all purposes under the Plan, the term "Fair Market Value" shall mean, as of any applicable date, the average of the high and low trading price of the Common Stock as reported on the New York Stock Exchange Composite Tape on such date, or if no such reported sale of the Common Stock shall have occurred on such date, on the nearest preceding date on which there was such a reported sale.

        7.    Exercise Price

        Options shall be granted at an exercise price equal to 100% of the Fair Market Value of the underlying shares of Common Stock on the date of grant.

        8.    Option Period

        The Options granted under the Plan may be exercised by participants, in whole (partial exercises are not permitted), within ten years following the date of grant, provided that the vesting conditions set forth in Section 9 are met and subject to earlier expiration as set forth in Section 11.

        9.    Vesting and Other Terms and Conditions of Options

        An Option will become vested and exercisable in three equal installments, such that one-third (1/3) will vest on the first anniversary of the date of grant, an additional one-third (1/3) of the original Option will vest on the second anniversary of the date of grant, and the remaining one-third (1/3) will vest on the third anniversary of the date of grant. Notwithstanding the foregoing, an Option will vest in full and be exercisable upon the occurrence of a Change in Control. The Committee shall have the discretion to determine additional terms and conditions, consistent with this Plan, that will be applicable to Options granted hereunder. The Committee shall also have the discretion to accelerate the exercise date of an Option whenever it decides, in its absolute discretion, that such action is in the best interests of the Company and is equitable to the participant. For purposes of the Plan, a "Change in Control" shall be deemed to have occurred upon:

          (i)    The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the Board;

          (ii)  Any election has occurred of persons to the Board that causes two-thirds (2/3) of the Board to consist of persons other than (A) persons who were members of the Board on the Initial Effective Date and (B) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the Initial Effective Date, provided, however, that any person nominated for election by a Board at least two-thirds (2/3) of whom constituted persons described in clauses (A) and/or (B) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (A);

          (iii)  Approval by the stockholders of the Company of a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the outstanding shares of Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy-five percent (75%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the outstanding shares of Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be; or

          (iv)  Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) a sale or other disposition of all or substantially all the assets of the Company.

        As used herein, "Company Voting Securities" means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of the Board.

        10.    Exercise of Options and Payment for Common Stock

        A participant may exercise all, but not less than all, of the vested amount of Options granted to him or her under the Plan by delivering written notice of exercise to the Company which must be received by the officer or employee of the Company designated in the applicable award agreement at or before the close of business on the expiration date of the Option (or by such other procedure as the Committee may establish or approve from time to time). Full payment for shares of Common Stock purchased upon the exercise of the Option shall be made at the time the Option is exercised. Payment of the purchase price shall be made in cash or in such other form as the Committee may approve in the applicable award agreement, including, without limitation, payment in accordance with a cashless exercise program under which, if so instructed by the participant, shares may be issued directly to the participant's broker or dealer upon receipt of an irrevocable written notice of exercise from the participant (or by such other procedure as the Committee may establish or approve from time to time). No shares of Common Stock shall be issued to the participant until such payment has been made, and a participant shall have none of the rights of a stockholder with respect to Options held except to the extent such Options have been exercised.

        11.    Termination of Options

        A participant shall be entitled to exercise his or her Options, to the extent such Options were vested and exercisable on the date of termination, for a period of (a) thirty (30) days (but not after the scheduled expiration date of such Options) following the date of termination of the participant's employment for any reason other than the participant's disability (within the meaning of Section 22(e)(3) of the Code), death or retirement on or after his normal retirement age in accordance with the Company's retirement policy for employees, as appropriate, and (b) one (1) year (but not after the scheduled expiration date of such Options) following the date of termination of employment by reason of the participant's disability (within the meaning of Section 22(e)(3) of the Code), death or retirement on or after his normal retirement age in accordance with the Company's retirement policy for employees. Options that were not exercisable on the date of termination of the participant's employment for any reason will terminate on the date of the participant's termination.

        12.    Effect of Change in Stock Subject to the Plan

        The number and kind of shares subject to outstanding Options, the exercise price for such shares and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

        13.    Mergers and Similar Transactions

        In the event of any merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the Company (a "Merger") in which the Company is not the surviving corporation or pursuant to which a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, or converted into, or otherwise become shares of another corporation or other consideration, the Committee shall have the sole discretion to determine that (i) the surviving, continuing, successor or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall assume the Company's rights and obligations under outstanding award agreements or substitute awards in respect of the Acquiring Corporation's stock for outstanding Options, or (ii) the Options shall be cancelled in exchange for such consideration as the Committee shall approve (based on the value of the consideration received in the Merger by holders of Common Stock).

        14.    Nonassignability

        Options shall not be transferable other than by will or the laws of descent and distribution and are exercisable during participant's lifetime only by the participant.

        15.    Withholding

        Whenever the Company proposes or is required to issue or transfer shares of Common Stock in connection with the exercise of Options, the Company shall have the right to require the option holder to pay to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements with respect to such exercise. Such payment may be directly from the Company or in accordance with a cashless exercise program approved by the Committee. In addition, the Company shall have the right to deduct from all amounts paid to a participant in cash as salary, bonus or other compensation any taxes required by law to be withheld in respect of Options under this Plan.

        16.    Construction of the Plan

        The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware, other than the conflict of law provisions of such laws.

        17.    Amendment

        The Board may, by resolution, amend or revise the Plan, except that the Board may not alter or impair any Options previously granted under the Plan without the consent of the holders thereof, except in accordance with the provisions of Paragraph 12.

        18.    Effective Date; Termination of Plan

        The Plan shall become effective as of November 29, 1999, the date it was adopted by the Board of Directors. The Plan shall terminate on the tenth (10th) anniversary of the effective date, unless it is sooner terminated by the Board. Termination of the Plan shall not affect Options previously granted under the Plan.

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  Exhibit 10.18
Water Pik Technologies, Inc. Broad-Based Stock Option Plan